Dreyfus Florida
Municipal Money Market Fund



ANNUAL REPORT
June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.


   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value




Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            17   Report of Independent Auditors

                            18   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                      Dreyfus Florida Municipal
                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Florida Municipal Money Market Fund, covering the 12-month period from July 1, 1998 through June 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the period, including a discussion with the fund's portfolio manager, Jill Shaffro.

Yields on tax-exempt money market securities generally fell during the first six months of the reporting period in response to lower short-term interest rates established by the Federal Reserve Board. In contrast, tax-exempt money market yields rose modestly over the half of the reporting period in response to conflicting market influences. On one hand, expectations that the Federal Reserve Board would raise short-term interest rates during their June meeting put upward pressure on yields. On June 30, the Federal Reserve raised rates amid stronger-than-expected global and domestic economic growth. Their objective was to forestall a potential resurgence of inflationary pressures. On the other hand, strong economic conditions have reduced many municipalities' need to borrow in the short-term money markets, which put downward pressure on yields.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Florida Municipal Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 15, 1999

DISCUSSION OF FUND PERFORMANCE

Jill Shaffro, Portfolio Manager

How did Dreyfus Florida Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 1999, the fund produced a tax-exempt yield of 2.68% . Taking into account the effects of compounding, the fund provided an effective yield of 2.71%.(1)

The fund produced a total return of 2.71%,(2) compared to the Lipper Other States Tax-Exempt Money Market Funds category average total return of 2.76 % for the same time period.(3)

What is the fund's investment approach?

Our goal is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

To achieve this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments from Florida issuers. Second, we actively manage the portfolio' s average maturity in anticipation of interest rate trends and supply-and-demand changes in Florida's short-term municipal marketplace.

For example, if we expect supply to increase temporarily when many municipalities issue short-term debt at once -- as they tend to in June and July -- we may reduce the portfolio's average maturity to make cash available for the purchase of higher-yielding securities. That's because yields tend to rise if many issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields -- as often happens in January -- we may increase the portfolio's average maturity to maintain current yields for as long as possible. At other times, we try to maintain an average maturity that reflects our view of short-term interest rate trends.

                                                             The Fund

What other factors influenced the fund's performance?

Although the fund, by definition, primarily contains securities from Florida issuers, the entire U.S. fixed-income marketplace was influenced during the reporting period by economic events overseas.

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so by reducing key short-term interest rates, which was intended to help boost economic activity. An additional consequence was lower yields on money market securities.

The Federal Reserve Board's strategy was apparently successful: evidence emerged in the second quarter of 1999 that economies in Japan and Southeast Asia had begun to recover, and the growth of the U.S. economy was stronger than most analysts expected. This positive economic news raised concerns that inflation pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates on June 30, effectively offsetting a portion of their previous decrease. Because the market anticipated this change in monetary policy in the weeks before it was announced, short-term tax-exempt yields had already risen during the second quarter.

What is the fund's current strategy?

We have continued to focus on high quality money market instruments from a wide array of Florida issuers. Some of the most frequently used instruments include Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securitization of longer-term municipal bonds. With a put feature of either one or seven days attached to each VRDN, we believe that VRDNs afford a high degree of liquidity as well as high quality to the portfolio. Accordingly, as of June 30, approximately 45% of the portfolio was composed of VRDNs.

Also, as of June 30, the portfolio's 55-day average maturity was longer than the average maturity for all Florida money market funds. By maintaining a relatively long average maturity, our strategy is to capture attractive yields on longer-term notes, when available, while maintaining room to extend should market conditions warrant.

July 15, 1999

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-FLORIDA RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUMTAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2)  TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 1999

                                                                                             Principal
TAX EXEMPT INVESTMENTS--97.7%                                                                Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------
FLORIDA--95.4%

Broward County, VRDN:

  IDR (Rex Three Inc. Project) 3.85%, Series A

      (LOC; First Union National Bank of North Carolina)                                      2,755,000  (a)           2,755,000

   Port Facilities Revenue, Refunding (Port Everglades Project)

      3.75% (Insured; AMBAC and Liquidity Facility;
      Bank of Nova Scotia)                                                                    3,300,000  (a)           3,300,000

Capital Projects Finance Authority, Revenue, VRDN
   (Capital Projects Loan Program):

      3.50%, Series A (BPA; Credit Suisse and Insured; FSA)                                  10,000,000  (a)          10,000,000

      3.65%, Series A (BPA; Credit Suisse and Insured; FSA)                                  10,900,000  (a)          10,900,000

Florida Development Finance Corporation, IDR, VRDN
   (Byrd Technology Inc.)

   3.95%, Series B-2
   (LOC; First Union National Bank of North Carolina)                                         1,010,000  (a)           1,010,000

Florida Housing Finance Agency:

   Multi-Family, Refunding (Iona Lakes Project)
      3.25%, Series D, 4/1/2000 (LOC; Continental Casualty)                                   4,000,000                4,000,000

   VRDN:

      Housing Revenue (Caribbean Key) 3.55%, Series F
         (LOC; Key Bank Inc.)                                                                 5,000,000  (a)           5,000,000

      MFHR (Kings Colony Project) 3.80%, Series D
         (LOC; Bankers Trust Co.)                                                             7,740,000  (a)           7,740,000

   (Wood Forest II Project) 3.15%, Series BBB, 12/1/1999
      (LOC; Continental Casualty)                                                             4,370,000                4,370,000

Halifax Hospital Medical Center:

  Health Care Facilites Revenue, VRDN
    (Health Care Plan Inc. Project)

      3% (LOC; Bank of America)                                                               3,000,000  (a)           3,000,000

   TAN 3.50%, 3/15/2000 (LOC; Bank of America)                                                3,625,000                3,636,146

Highlands County Health Facilities Authority, Revenue, VRDN

  (Adventist Health Systems/Sunbelt Inc.)

   3.75%, Series A (Insured; Capital Markets Assurance
   and Liquidity Facility; First National Bank of Chicago)                                   16,500,000  (a)          16,500,000

Inland Protection Financing Corporation, Special Obligation
   Revenue 4.25%, 7/1/1999 (Insured; FSA)                                                     2,000,000                2,000,000

City of Jacksonville:

   2.80%, 7/16/1999 (Liquidity Facility: Bayerische
      Landesbank, Morgan Guaranty Trust Co. and Sun Trust Bank)                               3,000,000                3,000,000

   VRDN:

      IDR (University of Florida Health Science Center)
         3.60% (LOC; Bank of America)                                                         1,800,000  (a)           1,800,000

      PCR, Refunding (Florida Power and Light Co. Project)

         3.70% (Corp. Guaranty; Florida Power and Light Co. Project)                          7,540,000  (a)           7,540,000




                                                                                             Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Martin County, SWDR, VRDN
  (Florida Power and Light Co. Project)

   3.55% (LOC; Florida Power and Light Co. Project)                                           2,300,000  (a)           2,300,000

Miami-Dade County Housing Finance Authority,
   Single Family Revenue

   3.45%, Series B, 10/1/1999 (Insured; FGIC)                                                 2,800,000                2,800,000

Miami-Dade County Industrial Development Authority,
   IDR, VRDN (Fine Art Lamps Project)

   3.80%, (LOC; Sun Trust Bank)                                                               3,000,000  (a)           3,000,000

Miami-Dade County School Board, COP
   4%, Series C, 8/1/1999 (Insured; FSA)                                                      3,750,000                3,753,116

Orange County Housing Finance Authority:

   Homeowner Revenue 3.40%, Series A-3, 6/1/2000                                              2,000,000                2,000,000

   MFHR (Oakwood Project) 3.55%, 10/1/1999
      (LOC; Fleet Bank)                                                                       3,400,000                3,400,000

Orange County School District, TAN 3.10%, 9/15/1999                                          11,000,000               10,999,243

Palm Beach County Housing Finance Authority, SFMR,

   Refunding 3.75%, Series B, 7/1/1999 (Insured; FGIC)                                        1,025,000                1,025,000

Palm Beach County School District, TAN
   3.625%, 10/14/1999                                                                         3,000,000                3,003,056

Pinellas County Housing Finance Authority, SFHR, Refunding:

   3.05%, Series A-4, 10/1/1999                                                               6,000,000                6,000,000

   3.05%, Series A-3, 2/1/2000                                                                1,155,000                1,155,000

   3.05%, Series A-4, 2/1/2000                                                                3,215,000                3,215,000

Putnam County Development Authority, PCR (Seminole Electric):

   3%, Series H-4, 9/15/1999
      (LOC; National Rural Utilities Cooperative Finance Corp.)                               7,685,000                7,685,000

   3.125, Series D, 12/15/1999
      (LOC; National Rural Utilities Cooperative Finance Corp.)                               5,000,000                5,000,000

Saint Lucie County, SWDR, VRDN
   (Florida Power and Light Co. Project)

   3.55% (LOC; Florida Power and Light Co. Project)                                           3,000,000  (a)           3,000,000

Sarasota County Public Hospital District, HR, CP
   (Sarasota Memorial Hospital Project) 3.05%, 7/27/1999                                      3,000,000                3,000,000

Seminole County School District, TAN 4%, 7/28/1999                                            6,000,000                6,002,592

Sunshine State Governmental Financing Commission,
   Revenue, CP:

      2.80%, 7/12/1999 (Insured; AMBAC and Liquidity Facility:
         Toronto-Dominion Bank and Union Bank of Switzerland)                                 3,000,000                3,000,000

      2.70%, Series B, 7/16/1999 (Liquidity Facility;
         Bank of Nova Scotia)                                                                 7,360,000                7,360,000

      3.20%, 9/13/1999 (Liquidity Facility; Bank of Nova Scotia)                              4,010,000                4,010,000

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--2.3%

Commonwealth of Puerto Rico, TRAN
   3.50%, Series A, 7/30/1999                                                                 4,000,000                4,002,181
--------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENTS (cost $172,260,347)                                                             97.7%              172,261,334

CASH AND RECEIVABLES (NET)                                                                         2.3%                4,083,841

NET ASSETS                                                                                       100.0%              176,345,175




Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       MFHR          Multi-Family Housing Revenue
                  Corporation                                          PCR           Pollution Control Revenue
BPA            Bond Purchase Agreement                                 SFHR          Single Family Housing Revenue
COP            Certificate of Participation                            SFMR          Single Family Morgage Revenue
CP             Commercial Paper                                        SWDR          Solid Waste Disposal Revenue
FGIC           Financial Guaranty Insurance Company                    TAN           Tax Anticipation Notes
FSA            Financial Security Assurance                            TRAN          Tax and Revenue Anticipation
HR             Hospital Revenue                                                          Notes
IDR            Industrial Development Revenue                          VRDN          Variable Rate Demand Notes
LOC            Letter of Credit

Summary of Combined Ratings (Unaudited)

Fitch                  or              Moody's              or           Standard & Poor's                   Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                                 VMIG1/MIG1, P1                    SP1+/SP1, A1+/A1                         87.7
AAA/AA(b)                              AAA/AA(b)                         AAA/AA(b)                                11.7
Not Rated(c)                           Not Rated(c)                      Not Rated(c)                               .6

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST RATE - SUBJECT TO PERIODIC CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           172,260,347   172,261,334

Cash                                                                  1,610,062

Receivable for investment securities sold                             3,060,712

Interest receivable                                                   1,551,278

                                                                    178,483,386

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            66,833

Payable for investment securities purchased                           2,000,000

Accrued expenses and other liabilities                                   71,378

                                                                      2,138,211
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      176,345,175
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     176,382,178

Accumulated net realized gain (loss) on investments                     (37,990)

Accumulated net unrealized appreciation (depreciation)
   on investments                                                           987
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      176,345,175
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest
  authorized)                                                       176,382,170

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Year Ended June 30, 1999


-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,437,085

EXPENSES:

Management fee--Note 2(a)                                              991,901

Shareholder servicing costs--Note 2(b)                                 187,355

Professional fees                                                       41,754

Trustees' fees and expenses--Note 2(c)                                  26,352

Custodian fees                                                          22,305

Registration fees                                                       16,009

Prospectus and shareholders' reports                                    11,639

Miscellaneous                                                            9,821

TOTAL EXPENSES                                                       1,307,136

Less--reduction in management fee due to undertaking--Note 2(a)       (170,047)

NET EXPENSES                                                         1,137,089

INVESTMENT INCOME--NET                                               5,299,996
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 1(B) ($):

Net realized gain (loss) on investments                                 (3,556)

Net unrealized appreciation (depreciation) on investments                  987

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  (2,569)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,297,427

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                         Year Ended June 30,
                                                        ---------------------

                                                         1999           1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              5,299,996      5,335,260

Net realized gain (loss) on investments                (3,556)          (576)

Net unrealized appreciation (depreciation)
   on investments                                         987             -

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                        5,297,427      5,334,684
-------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                             (5,299,996)    (5,335,260)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                     714,686,673    607,947,067

Dividends reinvested                                4,864,698      4,891,794

Cost of shares redeemed                          (708,126,608)  (592,795,560)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                11,424,763     20,043,301

TOTAL INCREASE (DECREASE) IN NET ASSETS            11,422,194     20,042,725
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                               164,922,981    144,880,256

END OF PERIOD                                     176,345,175    164,922,981

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                  Year Ended June 30,
                                                        ---------------------------------------------------------------------------

                                                        1999             1998             1997             1996            1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning
   of period                                            1.00             1.00             1.00             1.00             1.00

Investment Operations:

Investment income--net                                   .027             .031             .030             .032             .035

Distributions:

Dividends from investment
   income--net                                          (.027)           (.031)           (.030)           (.032)           (.035)

Net asset value, end of period                          1.00             1.00             1.00             1.00             1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        2.71             3.12             3.05             3.23             3.50
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                    .57              .59              .57              .49              .21

Ratio of net investment income
   to average net assets                                2.67             3.08             3.02             3.19             3.50

Decrease reflected in above expense
   ratios due to undertakings by the
   Manager                                               .09              .10              .20              .32              .46
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       176,345          164,923          144,880          141,141          165,570

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares,
which    are    sold    to    the    public    without    a    sales   charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates
and   assumptions.   Actual   results   could   differ  from  those  estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $6,548 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $35,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1999. The carryover does not include net realized securities losses from November 1, 1998 through June 30, 1999 which are treated, for Federal income tax purposes, as arising in fiscal 2000. If not applied, $3,000 of the carryover expires in fiscal 2003, $23,000 expires in fiscal 2004, $3,000 expires in fiscal 2005 and $6,000 expires in fiscal 2006.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken through June 30, 1999, to reduce the management fee paid by the fund to the extent that the fund' s aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .60 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $170,047 during the period ended June 30, 1999.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1999, the fund was charged $134,207 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $33,622 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.


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REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Florida Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Florida Municipal Money Market Fund, including the statement of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Florida Municipal Money Market Fund at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



New York, New York
July 28, 1999

                                                             The Fund



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IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 1999 as " exempt-interest dividends" (not subject to regular Federal income tax and, for individuals who are Florida residents, not subject to taxation by Florida).

NOTES

                                                           For More Information

                        Dreyfus Florida
                        Municipal Money
                        Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com



              (c) 1999 Dreyfus Service Corporation                     741AR996



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